BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

T.K. SPARKS

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: June 8, 2023 01:55 PM Pacific Time

Incorporation Number: **BC1084297**

Recognition Date and Time: July 28, 2016 12:01 AM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

BLENDER BITES LIMITED

REGISTERED OFFICE INFORMATION

Mailing Address:
2200 HSBC BUILDING
885 WEST GEORGIA STREET
VANCOUVER BC V6C 3E8
CANADA

Delivery Address:
2200 HSBC BUILDING
885 WEST GEORGIA STREET
VANCOUVER BC V6C 3E8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
2200 HSBC BUILDING
885 WEST GEORGIA STREET
VANCOUVER BC V6C 3E8
CANADA

Delivery Address:
2200 HSBC BUILDING
885 WEST GEORGIA STREET
VANCOUVER BC V6C 3E8
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Mackay, Christopher

Mailing Address:	**Delivery Address:**
2160 - 650 WEST GEORGIA STREET VANCOUVER BC V6B 4N7 CANADA	2160 - 650 WEST GEORGIA STREET VANCOUVER BC V6B 4N7 CANADA

Last Name, First Name, Middle Name:
Bahrami, Nima

Mailing Address:	**Delivery Address:**
800 - 1199 WEST HASTINGS STREET VANCOUVER BC V6E 3T5 CANADA	800 - 1199 WEST HASTINGS STREET VANCOUVER BC V6E 3T5 CANADA

Last Name, First Name, Middle Name:
Smith, Grant

Mailing Address:	**Delivery Address:**
C/O 800 - 1199 WEST HASTINGS STREET VANCOUVER BC V6E 3T5 CANADA	C/O 800 - 1199 WEST HASTINGS STREET VANCOUVER BC V6E 3T5 CANADA

Last Name, First Name, Middle Name:
Hodge, Chelsie

Mailing Address:	**Delivery Address:**
C/O 800 - 1199 WEST HASTINGS STREET VANCOUVER BC V6E 3T5 CANADA	C/O 800 - 1199 WEST HASTINGS STREET VANCOUVER BC V6E 3T5 CANADA

Last Name, First Name, Middle Name:
Morris, Patrick

Mailing Address:	**Delivery Address:**
800 - 1199 WEST HASTINGS STREET VANCOUVER BC V6E 3T5 CANADA	800 - 1199 WEST HASTINGS STREET VANCOUVER BC V6E 3T5 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached